EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of ProLink Holdings Corp., a Delaware corporation (the “Company”), does hereby certify to his knowledge, that:

The Quarterly Report on Form 10-Q for the period ended June 30, 2008 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Form 10-Q fairly represents, in all material respects, the financial condition and results of operations of the company.

Dated: August 14, 2008	By:	/s/ Lawrence D. Bain
Lawrence D. Bain
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.